SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2002
                                                           -------------

                        SAVVIS COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-29375              43-1809960
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(State or Other Jurisdiction         (Commission File      (IRS Employer
of Incorporation or Organization)         Number)            Identification No.)


          12851 Worldgate Drive, Herndon, Virginia                   20170
          ----------------------------------------                   -----
          (Address of Principal Executive Office)                  (Zip Code)


       Registrant's telephone number, including area code: (703) 234-8000
                                                           --------------


             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.           OTHER EVENTS.

                  On June 28, 2002, the registrant issued an aggregate of 20,000 shares of the registrant's Series A Convertible Preferred Stock, par value $.01 per share, at a purchase price of $1,000 per share to Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund IV, L.P., and CVC II Partners, L.L.C., pursuant to a securities purchase agreement, dated as of June 28, 2002, among the registrant and such entities. Registrant also issued five-year performance warrants to the purchasers to acquire 10,000,00 shares of common stock at $0.75 per share.

                  In addition, the purchasers became a party to an investor rights agreement, dated as of March 6, 2002, among the registrant, Welsh, Carson, Anderson & Stowe VIII, L.P., the various entities and individuals affiliated with Welsh, Carson, Anderson & Stowe VIII, L.P. listed on the signature pages thereto, Reuters Holdings Switzerland SA and the Other Investors (as defined therein).

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (c) Exhibits.

                  4.7 Warrant, dated June 28, 2002, to purchase the registrant's common stock issued to Constellation Venture Capital II, L.P.

                  4.8 Warrant, dated June 28, 2002, to purchase the registrant's common stock issued to Constellation Venture Capital Offshore II, L.P.

                  4.9 Warrant, dated June 28, 2002, to purchase the registrant's common stock issued to The BSC Employee Fund IV, L.P.

                  4.10 Warrant, dated June 28, 2002, to purchase the registrant's common stock issued to and CVC II Partners, L.L.C.

                  10.1 Securities Purchase Agreement, dated as of June 28, 2002, among the registrant, Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund IV, L.P., and CVC II Partners, L.L.C.

                  10.2 Amendment No. 1, dated June 28, 2002, to the Investor Rights Agreement, dated as of March 6, 2002, among the registrant, Welsh, Carson, Anderson & Stowe VIII, L.P., the various entities and individuals affiliated with Welsh, Carson, Anderson & Stowe VIII, L.P. listed on the signature pages thereto, Reuters Holdings Switzerland SA and the Other Investors (as defined therein).

                  10.3 Joinder Agreement, dated June 28, 2002, between registrant, Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund IV, L.P., and CVC II Partners, L.L.C.

                  10.4 Board Letter, dated June 28, 2002, to Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund IV, L.P., and CVC II Partners, L.L.C. from registrant, Welsh, Carson, Anderson & Stowe VIII, L.P., Welsh, Carson, Anderson & Stowe VII, L.P., Welsh, Carson, Anderson & Stowe VI, L.P., and WCAS Management Corporation.

                  99.1     Press release, dated June 30, 2002.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                  SAVVIS COMMUNICATIONS CORPORATION



Date: July 8, 2002                By:      /s/ John M. Finlayson
                                           ----------------------------
                                     Name:     John M. Finlayson
                                     Title:    President and Chief
                                               Operating Officer

                                  EXHIBIT INDEX
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

                  Exhibit No.              Description
                  -----------              -----------
                  4.7      Warrant, dated June 28, 2002, to purchase the registrant's common stock issued to Constellation Venture Capital II, L.P.

                  4.8      Warrant, dated June 28, 2002, to purchase the registrant's common stock issued to Constellation Venture Capital Offshore II, L.P.

                  4.9      Warrant, dated June 28, 2002, to purchase the registrant's common stock issued to The BSC Employee Fund IV, L.P.

                  4.10     Warrant, dated June 28, 2002, to purchase the registrant's common stock issued to and CVC II Partners, L.L.C.

                  10.1     Securities Purchase Agreement, dated as of June 28, 2002, among the registrant, Constellation Venture Capital II, L.P., Constellation
                           Venture Capital Offshore II, L.P., The BSC Employee Fund IV, L.P., and
                           CVC II Partners, L.L.C.

                  10.2     Amendment No. 1, dated June 28, 2002, to the Investor Rights Agreement, dated as of March 6, 2002, among the registrant, Welsh, Carson, Anderson
                           & Stowe VIII, L.P., the various entities and individuals affiliated with
                           Welsh, Carson, Anderson & Stowe VIII, L.P. listed on the signature pages thereto, Reuters Holdings Switzerland SA and the Other Investors (as
                           defined therein).

                  10.3     Joinder Agreement, dated June 28, 2002, between registrant,
                           Constellation Venture Capital II, L.P., Constellation Venture Capital
                           Offshore II, L.P., The BSC Employee Fund IV, L.P., and CVC II Partners,
                           L.L.C.

                  10.4     Board Letter, dated June 28, 2002, to Constellation Venture Capital II, L.P.,
                           Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund IV, L.P.,
                           and CVC II Partners, L.L.C. from registrant, Welsh, Carson, Anderson & Stowe
                           VIII, L.P., Welsh, Carson, Anderson & Stowe VII, L.P., Welsh, Carson,
                           Anderson & Stowe VI, L.P., and WCAS Management Corporation.

                  99.1     Press release, dated June 30, 2002.
